                         SUPPLEMENTAL INCOME AGREEMENT


     AGREEMENT entered into as of the 1st day of October, 1989, between Home Savings and Loan Association, a domestic Corporation having its principal office in Thomasville, North Carolina (hereinafter referred to as the Company) and James G. Hudson, Jr. hereinafter referred to as the Employee).

                              W I T N E S S E T H:

     WHEREAS, the Employee has been an Employee of the Company since October 2, 1972, and,

     WHEREAS, the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Company; and,

     WHEREAS, the Company desires to retain the service of the Employee, and realizes that if the Employee were to terminate his employment it would suffer a substantial financial loss;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.  Remuneration:  During the period of the Employee's employment with the
         ------------
Company, the Company will pay the Employee for services to be rendered:

         A.  Cash amounts at rates and times mutually agreed upon; and,

         B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

     2.  Retirement Benefit:  Upon the attainment of the first day of the month
         ------------------
following the Employee's 65th birthday, the Company will commence to pay the Employee $1,500 monthly for a continuous period of fifteen years. Such initial monthly income shall be increased 5% for each additional full year of service of the employee, beginning after the first year from the date of this agreement, except that there will be no increases in benefits after the attainment of age 65 and also no increases in benefits for more than ten years. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compounded interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     3.  Death Benefit:  Should the Employee die prior to the attainment of the
         -------------
first day of the month following his birthday, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $1,500 monthly for a continuous period of fifteen years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Such initial monthly income increases shall be increased 5% for each additional full year of service of the employee beginning after the attainment of age 65 and no increases in benefits for more then ten years. Irrespective of the above, however, if the Employee dies as a result of suicide within two years of the execution of this agreement, no death benefit shall be payable. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the state of the last named beneficiary to die. In the absence of any such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     4.  Termination of Employment:  If the Employee voluntarily terminates his
         -------------------------
Employment for reasons other than death or the attainment of his 65th birthday, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 2 of this Agreement as determined by the following table:

                                          PERCENTAGE OF RETIREMENT
   FULL YEARS OF SERVICE UPON         BENEFITS STATED IN SECTION 2 OF
   VOLUNTARILY TERMINATION OF           THIS AGREEMENT TO WHICH THE
          EMPLOYMENT                        EMPLOYEE IS ENTITLED
          ----------                        --------------------
           Under 20                                 0%

             20                                    50%

             21                                    60%

             22                                    70%

             23                                    80%

             24                                    90%

             25                                   100%


Irrespective of the above, however, if the Employee's employment is terminated by the Employer for reasons other than cause, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death to 100% of the retirement benefits stated in Section 2 of this agreement. If the Employee's employment is terminated for cause, neither he or his beneficiary shall receive any benefit payments under this agreement.

     5.  Forfeiture Provisions:
         ---------------------

         A. During the period the retirement benefit is payable to the Employee under Section 2 of this Agreement, the Employee shall not engaged in business activities in Davidson County, North Carolina, which are in competition with the Company without first obtaining the written consent of the Company.

         B. During the period the retirement payment is payable to the Employee under Section 2 of the Agreement, the Employee shall be available to render consulting services to the Company upon request by an officer of the Company, but such requests shall not be made more frequently than once each month. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

         C. Payment of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 5.

     6.  General Provisions:
         ------------------

         A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

         B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus, or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

         C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder, shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performances of the obligations of the Company but shall be, and remain, a general, unpledged, unrestricted asset of the Company.

         D. The Company hereby reserves the right to accelerate the payments specified in Section 2, 3 and 4 above without the consent of the Employee, his estate, beneficiaries, or any other person claiming through or under him.

         E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence, other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

         F. This Agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement the term "Successor" shall include any person, firm, corporation or other business entity which at anytime, whether by merger purchase or otherwise, acquire all or substantially all of the Corporation's assets or business.

         G. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

         H. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the said Company has caused this Agreement to be signed in its Corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its secretary, and the said Employee has hereunto set his hand and seal, all on the day and year first above written.




                                      HOME SAVINGS & LOAN ASSOCIATION

                                      By:  /s/ James G. Hudson, Jr., President
                                          ------------------------------------

                                           /s/ James G. Hudson, Jr.,
                                          ------------------------------------
                                                    The Employee
ATTEST:

/s/ Drema Michael
-----------------------------------

-----------------------------------
          Witness

                         SUPPLEMENTAL INCOME AGREEMENT


     AGREEMENT entered into as of the 1st day of March, 1991, between Home Savings and Loan Association of Thomasville, a domestic corporation having its principal office in Thomasville, North Carolina (hereinafter referred to as the "Company") and James G. Hudson, Jr. (hereinafter referred to as the "Employee").

                                  WITNESSETH:

     WHEREAS, the Employee has been an Employee of the Company since October 2, 1972; and

     WHEREAS, the value of the Employee is such that assurance of his continued service is essential to the future growth and profits of the Company; and

     WHEREAS, the Company desires to retain the service of the Employee, and realizes that if the Employee were to terminate his employment it would suffer a substantial financial loss;

     NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto mutually agree as follows:

     1.   Remuneration:  During the period of the Employee's employment with the
          ------------
Company, the Company will pay the Employee for services to be rendered;

          A.   Cash amounts at rates and time mutually agreed upon; and

          B. Additional amounts, payment of which will be deferred pursuant to the terms hereinafter set forth.

     2.   Retirement Benefit:  Upon the attainment of the first day of the month
          ------------------
following the Employee's 65th birthday, the Company will commence to pay the Employee $592 monthly for a continuous period of fifteen years. Such initial annual income shall be increased 5% annually for each additional full year of service of the Employee, beginning after the first year from the date of this agreement, except that there will be no increases in benefits after the attainment of age 65 and also no increases in benefits for more than 10 years. In the event of the death of the last named beneficiary before all of the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of such beneficiary designation, any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the Employee's estate.

     3.   Death Benefit:  Should the Employee die prior to the attainment of the
          -------------
first day of the month following his 65th birthday, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $592 monthly for a continuous period of fifteen years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Such initial monthly income increases shall be increased 5% annually for each additional full year of service of the Employee beginning after the attainment of age 65 and no increases in benefits for more than 10 years. Irrespective of the above, however, if the Employee dies as a result of suicide within two years of the execution of this agreement, no death benefit shall be payable. In the event of the death of the last named beneficiary before all the unpaid payments have been made, the balance of any amount which remains unpaid at said death shall be commuted on the basis of eight percent per annum compound interest and shall be paid in a single sum to the executor or administrator of the estate of the last named beneficiary to die. In the absence of any such beneficiary designation any amount remaining unpaid at the Employee's death shall be commuted on the basis of eight percent per annum compound interest shall be paid in a single sum to the executor or administrator of the Employee's estate.

     4.   Termination of Employment:  If the Employee terminates his employment
          -------------------------
for reasons other than death or the attainment of his 65th birthday, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to a percentage of the retirement benefits stated in Section 2 of this Agreement as determined by the following table:


                                                 PERCENTAGE OF RETIREMENT
  FULL YEARS OF SERVICE UPON                 BENEFITS STATED IN SECTION 2 OF
  VOLUNTARILY TERMINATION OF                   THIS AGREEMENT TO WHICH THE
          EMPLOYMENT                               EMPLOYEE IS ENTITLED
          ----------                               --------------------

           Under 20                                         0%

             20                                            50%

             21                                            60%

             22                                            70%

             23                                            80%

             24                                            90%

             25                                           100%


Irrespective of the above, however, if the Employee's employment is terminated by the Employer for reasons other than cause, he or his beneficiary, as applicable, shall be entitled upon the attainment of his 65th birthday, or his prior death, to 100% of the retirement benefits stated in Section 2 of this agreement. If the Employee's employment is terminated for cause, neither he nor his beneficiary shall receive any benefit payments under this agreement.

5.   Forfeiture Provisions:
     ---------------------

     A. During the period the retirement benefit is payable to the Employee under Section 2 of this Agreement, the Employee shall not engage in business activities in Davidson County, North Carolina, which are in competition with the Company, without first obtaining the written consent of the Company.

     B. During the period the retirement payment is payable to the Employee under Section 2 of the Agreement, the Employee shall be available to render consulting services to the Company upon request by an officer of the Company, but such requests shall not be made more frequently than once each month. The Employee shall not be considered to have breached this condition if he is unable to consult because of his mental or physical disability.

     C. Payments of the retirement benefit under this Agreement may be terminated by the Company, if the Employee fails to comply with either of the conditions set forth in paragraph (A) and (B) of this Section 5.

6.   General Provisions:
     ------------------

     A. Except as otherwise provided by this Agreement, it is agreed that neither the Employee, nor his beneficiary, shall have any right to commute, sell, assign, transfer or otherwise convey the right to receive any payments hereunder, which payments and the right thereto are expressly declared to be nonassignable and nontransferable.

     B. The benefits payable under this Agreement shall be independent of, and in addition to, any other employment agreements that may exist from time to time between the parties hereto, concerning any other compensation payable by the Company to the Employee whether as salary, bonus or otherwise. This Agreement shall not be deemed to constitute a contract of employment between the parties hereto, nor shall any provision hereof restrict the right of the Company to discharge the Employee or restrict the right of the Employee to terminate his employment.

     C. The rights of the Employee under this Agreement and of any beneficiary of the Employee shall be solely those of an unsecured creditor of the Company. Any asset acquired by the Company in connection with the liabilities assumed by it hereunder shall not be deemed to be held under any trust for the benefit of the Employee or his beneficiaries or to be considered security for the performances of the obligations of the Company but shall be, and remain, a general, unpledged, unrestricted asset of the Company.

     D. The Company hereby reserves the right to accelerate the payments specified in Section, 2, 3 and 4 above without the consent of the Employee, his estate, beneficiaries, or any other person claiming through or under him.

          E. The Company agrees that it will not merge or consolidate with any other Company or organization, or permit its business activities to be taken over by any other organization unless and until the succeeding or continuing Company or other organization shall expressly assume the rights and obligations of the Company herein set forth. The Company further agrees that it will not cease its business activities or terminate its existence other than as heretofore set forth in this Section, without having made adequate provision for the fulfilling of its obligations hereunder.

          F. This Agreement shall be binding upon and inure to the benefit of the parties, their respective legal representatives, and any "Successor" of the Company, which shall be deemed substituted for the Company under the terms of this Agreement. As used in this Agreement, the term "Successor" shall include any person, firm, corporation or other business entity which at anytime, whether by merger, purchase or otherwise, acquire all or substantially all of the Corporation's assets or business.

          G. This Agreement may be revoked or amended in whole or in part by a writing signed by both of the parties hereto.

          H. This Agreement shall be subject to and construed under the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the said Company has caused this Agreement to be signed in its corporate name by its duly authorized officer, and impressed with its corporate seal, attested by its secretary, and the said Employee has hereunto set his hand and seal, all on the date and year first above written.


                                 HOME SAVINGS AND LOAN ASSOCIATION

                                 By:  /s/ James G. Hudson, Jr., President
                                    ---------------------------------------


                                      /s/ James G. Hudson, Jr.
                                    ---------------------------------------
                                                  The Employee

ATTEST:

  /s/ Drema Michael
-----------------------------------

WITNESS:
         --------------------------

                  AMENDMENT TO SUPPLEMENTAL INCOME AGREEMENTS

     THIS AGREEMENT entered into as of the 3rd day of October, 1996 between HOME SAVINGS, SSB, a North Carolina-chartered savings bank (the "Company") and JAMES
G. HUDSON, JR. (the "Employee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company and the Employee have entered into two separate Supplemental Income Agreements dated as of October 1, 1989 (the "1989 Income Agreement") and March 1, 1991 (the "1991 Income Agreement"); and

     WHEREAS, the parties desire to amend the 1989 Income Agreement and 1991 Income Agreement to provide that the retirement benefit provided for under the Agreements shall not become payable until the actual retirement of the Employee and to make certain amendments to the death benefit provided for therein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the parties agree as follows:

    1. The first sentence of Paragraph 2 of the 1989 Income Agreement shall be deleted and replaced with the following:

          "Upon the first day of the month following the Employee's voluntary termination of his employment on or after the attainment of his 65th birthday, for reasons other than death, the Company will commence to pay the Employee $1,500.00 monthly for a continuous period of 15 years."

     2. The first sentence of the 1991 Income Agreement shall be deleted and replaced with the following:

          "Upon the first day of the month following the Employee's voluntary termination of his employment on or after the attainment of his 65th birthday, for reasons other than death, the Company will commence to pay the Employee $592.00 monthly for a continuous period of 15 years."

     3. The first two sentences of Paragraph 3 of the 1989 Income Agreement entitled "Death Benefit" shall be deleted and replaced with the following:

          "Should the Employee die prior to his actual retirement on or after age 65, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $1,500.00 monthly for a continuous period of 15 years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Such initial monthly income shall be increased 5% for each additional full year of service of the Employee beginning after the first year from the date of this Agreement, except that there will be no increases in benefits for more than 10 years."

     4. The first two sentences of Paragraph 3 of the 1991 Income Agreement entitled "Death Benefit" shall be deleted and replaced with the following:

          "Should the Employee die prior to his actual retirement on or after age 65, the Company (beginning at a date to be determined by the Company but within six months from the date of such death) will commence to pay $592.00 monthly for a continuous period of 15 years to such beneficiary or beneficiaries as the Employee has directed by filing with the Company a notice in writing. Such initial monthly income shall be increased 5% for each additional full year of service of the Employee beginning after the first year from the date of this Agreement, except that there will be no increases in benefits for more than 10 years."

     5. Except as set forth above, the 1989 Income Agreement and the 1991 Income Agreement shall remain in full force and effect and be unchanged.

     WITNESS the signatures and seals of the undersigned, this the day and year first above written.

                              HOME SAVINGS, SSB


                              By:    /s/ James G. Hudson, Jr.
                                 -------------------------------------
                                    President

                                     /s/ James G. Hudson, Jr.        (SEAL)
                              ----------------------------------------
                                    James G. Hudson, Jr.